UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 3, 2011

P. H. Glatfelter Company
__________________________________________
(Exact name of registrant as specified in its charter)

Pennsylvania	001-03560	23-0628360
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

96 S. George Street, Suite 500, York, Pennsylvania		17401
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	717 225 4711

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 3, 2011, George H. Glatfelter II notified the Board of Directors of P. H. Glatfelter Company (the "Company") that he was resigning as Chairman of the Board of Directors of the Company effective at the Company’s 2011 Annual Meeting of Shareholders and that he would not stand for reelection as a director at the 2011 Annual Meeting of Shareholders. The Board of Directors has accepted Mr. Glatfelter’s resignation. The Board of Directors elected Dante C. Parrini to succeed Mr. Glatfelter as Chairman of the Board of Directors, effective at the close of the Company’s 2011 Annual Meeting of Shareholders, subject to his reelection to the Board of Directors at the 2011 Annual Meeting of Shareholders.

On March 3, 2011, the Company issued a press release announcing the retirement of Mr. Glatfelter as Chairman of the Board and Mr. Glatfelter’s decision not to stand for reelection as a director at the 2011 Annual Meeting of Shareholders and the election of Mr. Parrini as the Company’s Chairman, effective immediately after the Company’s 2011 Annual Meeting of Shareholders, subject to his reelection to the Board of Directors at the 2011 Annual Meeting of Shareholders. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 3, 2011, the Board of Directors of the Company adopted as amendment to Section 2.1 of the Company’s Amended and Restated Bylaws. The amendment decreases the size of the Board from nine directors to eight directors, effective immediately after the Company’s 2011 Annual Meeting of Shareholders.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed herewith:

3.1 Amendment to the Amended and Restated Bylaws of P. H. Glatfelter Company.

3.2 Amended and Restated Bylaws of P. H. Glatfelter Company, as amended.

17.1 Resignation letter of Mr. George H. Glatfelter II

99.1 Press release, dated March 3, 2011.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

P. H. Glatfelter Company

March 3, 2011	By:	/s/ Thomas G. Jackson

Name: Thomas G. Jackson
Title: Vice President, General Counsel & Secretary

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Exhibit Index

Exhibit No.	Description

3.1	Amendment to the Amended and Restated Bylaws of P. H. Glatfelter Company.
3.2	Amended and Restated Bylaws of P. H. Glatfelter Company, as amended.
17.1	Resignation letter of Mr. George H. Glatfelter II.
99.1	Press release dated March 3, 2011.